UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 17, 2006

CYTORI THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-32501	33-0827593
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3020 Callan Road, San Diego, California 92121

(Address of principal executive offices, with zip code)

(858) 458-0900

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events

A press release was issued by Cytori Therapeutics, Inc. on July 17, 2006, reporting the safety and efficacy of its Celution System™ in a preclinical study of coronary artery disease.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01                                             Financial Statements and Exhibits

(c)                                  Exhibits

Exhibit 99.1	Press release issued by Cytori Therapeutics, Inc. on July 17, 2006, reporting the safety and efficacy of its Celution System™ in a preclinical study of coronary artery disease.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYTORI THERAPEUTICS, INC.

Date: July 17, 2006	By:	/s/ CHRISTOPHER J. CALHOUN
Christopher J. Calhoun
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Document
99.1	Press release issued by Cytori Therapeutics, Inc. on July 17, 2006, reporting the safety and efficacy of its Celution System™ in a preclinical study of coronary artery disease.